       Travelers Casualty & Surety Company of America, One Tower Square,
                           Hartford, CT  06183-6014

Contract
Of Indemnity


We, the undersigned, (hereinafter referred to as the "Indemnitors") hereby request Travelers Casualty & Surety Company of America One Tower Square, Hartford, CT 06183-6014 (the "Surety") to furnish the Bond identified below (the "Bond") and as an inducement therefor, make the following representations of fact, promises and agreements.

REPRESENTATIONS OF FACT:

     1. All of the Indemnitors are either principals with respect to the Bond or parents of or subsidiaries of, or affiliated with, such principals.

     2. Each of the Indemnitors has a substantial interest in the principals' obtaining the Bond, and it is understood that one of the purposes of this Contract of Indemnity is to induce the Surety to furnish the Bond.

     3. The Indemnitors have the full power and authority to execute, deliver and perform this Contract of Indemnity and to carry out the obligations stated herein. The Indemnitors further acknowledge and agree that (a) the execution, delivery and performance of this Contract of Indemnity by such Indemnitors, (b) the compliance with the terms and provisions hereof, and (c) the carrying out of the obligations contemplated herein, do not, and will not, conflict with and will not result in a breach or violation of any terms, conditions or provisions of the charter documents or bylaws of such Indemnitors, or any law, governmental authority against Indemnitors, or any other agreement binding upon Indemnitors, or constitute a default hereunder.

PROMISES AND AGREEMENTS: In consideration of the furnishing of the Bond by the Surety and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Indemnitors hereby jointly and severally promise and agree as follows:

     1. To pay or cause to be paid to the Surety all premiums for the Bond, as they fall due, until the Surety has been provided with evidence satisfactory to it and its counsel that the Bond has been duly discharged.

     2. To indemnify and exonerate the Surety and its successors, assigns, affiliates, associates, employees, agents and subsidiary companies from and against any and all loss, claim, demand, liability, cost, charge, suit, judgment and expense of any kind whatsoever, including, without limitation, all payments made under the Bond, all court costs and all counsel fees whether incurred before or after a final judgment (hereinafter referred to, collectively, as "Loss"), which any of them may incur or sustain directly or indirectly as a result of or in connection with the furnishing of, or performance under, the Bond, or the enforcement of this Contract of Indemnity. To this end each of the Indemnitors covenants and agrees:

          (a) To promptly reimburse the Surety upon demand for all sums paid on account of each Loss and that (1) originals or photocopies of claim drafts, or of payment records kept in the ordinary course of business, including computer printouts, verified by affidavit, shall be prima facie evidence of the fact and amount of such Loss, and (2) the Surety shall be entitled to reimbursement for any and all disbursements made by it in good faith, under the belief that it was liable, or that such disbursement was necessary or expedient. The Indemnitors waive, to the fullest extent allowed by applicable law, each and every right which they may have to contest any payment by Surety of any Loss.

          (b) If the Surety makes a demand pursuant to Section 2(a) above and the Indemnitors do not comply with such demand within five (5) days, the Indemnitors shall be liable to the Surety for interest on the unpaid amount of such demand at the highest rate (including any default rate) charged from time to time by any lender under the Credit Agreement (as defined in Section 12(b) below) or the highest rate allowed by applicable law, whichever is less. It is the intent of the Surety that such interest shall at no time exceed any usury limitation imposed by applicable law with respect to the obligations of the Indemnitors hereunder.

          (c) The Indemnitors shall treat all premium information as confidential and shall not make public any premium information or disclose premium information to any other surety, except as may be required by law.

          (d) The Surety shall have the exclusive right to determine for itself and the Indemnitors whether any claim or suit brought against the Surety or any principal upon the Bond shall be settled or defended, and its decision shall be binding and conclusive upon the Indemnitors.

     3. This Contract of Indemnity shall apply to Bond number 103529126, dated December 29, 2000, issued on behalf of T&N Limited, Gasket Holdings Incorporated (d/b/a Flexitallic) and Ferodo America, Inc. as Principals and in favor of Travelers Casualty & Surety Company of America, a copy of which is attached to this Contract of Indemnity, and to riders, endorsements, continuations, renewals, substitutions, increases or decreases in the penal sum, and reinstatements or replacements of the Bond, but not to any other bonds, undertakings, guarantees or other instruments of suretyship heretofore or hereafter issued by the Surety.

     4. If the Surety procures the execution of the Bond by other companies, or executes the Bond with co-sureties, or reinsures any portion of the Bond with reinsuring companies, then the terms and conditions of this Contract of Indemnity shall apply and operate for the benefit of such other companies, co-sureties and reinsurers as their interests may appear.

     5. Indemnitors acknowledge and agree that the obligations contained in this Contract of Indemnity are a material part of the consideration for the issuance of the Bond.

     6. The validity and effect of this Contract of Indemnity shall not be impaired by, the Surety shall incur no liability on account of, and the Indemnitors need not be notified of:

          (a) The Surety's consent or failure to consent to changes in the terms of the Bond or the obligation of performance secured by the Bond.

          (b) The taking, failing to take, or release of any security, collateral, indemnity agreement or similar instrument relating to the Bond.

          (c)  The release by the Surety of any one or more of the Indemnitors.

          (d) Information which may come to the attention of the Surety which affects or might affect its rights and liabilities or those of the Indemnitors or any of them.

     7. No Indemnitor shall have any right of indemnity or contribution or any right to seek collection of any outstanding obligation against any other Indemnitor or its property until all obligations of the Indemnitors to the Surety under this Contract of Indemnity have been satisfied in full.

     8. The Indemnitors acknowledge and agree that their obligations hereunder will remain in full force and effect notwithstanding that one or more principals under the Bond may have been sold or dissolved or experienced a change of ownership or been otherwise altered in any way.

     9. This Contract of Indemnity creates no obligations other than with respect to the Bond. Other bonds that the Surety may have issued or may in the future issue shall remain entitled to the benefit of any and all indemnity agreements other than this Contract of Indemnity, but shall not have the benefit of this Contract of Indemnity.

     10. The obligations created by this Contract of Indemnity are entitled to the benefit of liens upon certain assets of Federal-Mogul Corp. and the other Indemnitors pursuant to collateral documents dated on or about the date hereof, which liens are in favor of First Union National Bank, as trustee, Wilmington Trust Company, as trustee and ABN AMRO, as trustee, in each case for the benefit of various secured parties including the Surety.

     11. From and after the time of the withdrawal of T&N Limited from the Center For Claims Resolution ("CCR"), the Indemnitors shall use reasonable efforts to cause CCR to reduce proportionately the penal sums of the Bond and the bonds of the other Assurance Providers (as defined in the Bond). In the event of such a reduction, Schedule A to the Bond shall be adjusted as may be agreed to by the Surety, the Indemnitors and the obligee of the Bond.

     12. An Event of Default under this Contract of Indemnity ("Event of Default") shall exist if any of the following occurs:

          (a) the Surety shall make payment with respect to any Demand (as defined in the Bond);

          (b) any amount owed by any Indemnitor under that certain Fourth Amended and Restated Credit Agreement, dated as of December 29, 2000, among Federal-Mogul Corporation, certain of its subsidiaries, the Lenders (as therein defined) and The Chase Manhattan Bank as Administrative Agent, as such credit agreement may be amended from time to time, (the "Credit Agreement") shall be declared or otherwise become due and payable prior to its maturity or regularly scheduled time for payment.

          (c) A failure to pay any premium on the Bond when such premium is due.

          (d) Any Security Document (as defined in the Credit Agreement) shall be amended in a matter prejudicial to the Surety without the consent of the Surety.

          (e)  A breach of Section 13 of this Contract of Indemnity.

     13. The proceeds from (i) Asset Sales and (ii) Recovery Events (as such terms are defined in the Credit Agreement), in each case from and after December 29, 2000, shall not exceed $700,000,000 prior to January 1, 2002 and $1,000,000,000 in the aggregate. The Indemnitors agree to give the Surety 30 days prior written notice of any such Asset Sale which is expected to generate proceeds of $50,000,000 or more together with a reasonable description of such Asset Sale. The Indemnitors acknowledge and agree that if this Section 13 is breached, the Surety will suffer irreparable damage for which money damages will not provide an adequate remedy. The Surety shall be entitled to equitable relief (including specific performance) to enforce this
          Section 13.

     14. Surety shall have the exclusive right for itself and the Indemnitors to determine in good faith whether any claim or suit upon the Bond shall, on the basis of liability, expediency or otherwise, be paid, compromised, defended or appealed.

     15. The undersigned authorize Surety to join any and all of the undersigned as parties defendant in any action, regardless of venue, brought against Surety on account of the Bond, and to enforce the obligations hereunder directly against any of the undersigned without the necessity of first proceeding against any principal of the Bond.

     16. The Indemnitors fully and unequivocally consent and agree that there is no obligation of Surety to extend or to renew the Bond or to provide any additional or further financial accommodations or forbearance of any kind or nature whatsoever.

     17. Any defect in the execution hereof by any of the undersigned, or the invalidity of any provision of this Contract of Indemnity by reason of the laws of any state or for any other reason shall not render the other provisions hereof invalid.

     18. All parties agree that any photocopied, faxed, microfilmed, scanned or electronically digitized copy of this Contract of Indemnity or the Bond (including any counterpart signature pages thereto) shall be as effective as the original for all purposes.

     19. Separate suits may be brought under this Contract of Indemnity as causes of action accrue, and the pendency or termination of any such suits shall not bar any subsequent action by Surety.

     20. The Indemnitors shall pay or cause to be paid all reasonable legal fees and expenses of the Surety incurred in connection with the issuance of the Bond.

     21. The Surety hereby agrees it will instruct (it being understood that such obligation to instruct shall include an obligation to instruct the Trustee or any other Person to cease any contrary action) the Trustee that holds a security interest in the Receivables Subsidiary that neither the Trustee nor any other Person, directly or indirectly, shall exercise any right or remedy or take any action under this Agreement, the applicable Trust Agreement and/or the Domestic Pledge Agreement (including, but not limited to, any rights, remedies or actions pursuant to Section 5 of the Domestic Pledge Agreement and/or the appointment of the Trustee as an attorney-in-fact pursuant to the Domestic Pledge Agreement) with respect to the Pledged Stock listed in
          Schedule 1 of the Domestic Pledge Agreement relating to the Receivables Subsidiary or any of its successors in interest at any time prior to the date on which all Aggregate Unpaids (as such term is defined in the Purchase Agreement) have been paid in full in cash in accordance with the terms of the Transaction Documents (as such term is defined in the Purchase Agreement), which payment shall be confirmed in writing by the Blue Ridge Agent and the Falcon Agent. Each of the Blue Ridge Agent and the Falcon Agent shall be a third party beneficiary with respect to this Section. So long as the stock of the Receivables Subsidiary or any of its successors in interest is pledged to secure the obligations of the Indemnitors hereunder, this
          Section 21 shall not be amended, modified or supplemented without the prior written consent of the Blue Ridge Agent and the Falcon Agent, which consent shall be at the sole discretion of the Blue Ridge Agent and the Falcon Agent, and the provisions of this Section 21 shall be contained in any agreement that amends and restates this Contact of Indemnity. Terms used in this Section and not defined shall have the respective meanings ascribed to them in the Credit Agreement.

     22. The Indemnitors agree to provide to the Surety the same notices as Federal-Mogul Corp. is required to provide to the Administrative Agent under Section 10.6 of the Credit Agreement.

     23. This Contract of Indemnity shall inure to the benefit of the Surety, its successors and assigns, and shall be binding upon the Indemnitors and their respective successors and assigns.

EACH INDEMNITOR HAS READ THIS CONTRACT OF INDEMNITY CAREFULLY. THERE ARE NO SEPARATE AGREEMENTS OR UNDERSTANDINGS WHICH IN ANY WAY LESSEN THE OBLIGATION OF ANY INDEMNITOR AS ABOVE SET FORTH.

     [Rest of page intentionally left blank; next page is signature page.]

IN WITNESS WHEREOF, the indemnitors have executed this Contract of Indemnity this 29th day of December, 2000


ATTEST:                                 T&N LIMITED
                                          (98-0207360)


                                        /s/ James Zamoyski
                                        -------------------------------------
                                        Name: James Zamoyski
/s/ James D. Keller                     Title:_______________________________
------------------------------

ATTEST:                                 GASKET HOLDINGS INC.
                                          (06-0237139)


                                        /s/ James Zamoyski
                                        -------------------------------------
                                        Name: James Zamoyski
/s/ James D. Keller                     Title:_______________________________
------------------------------


ATTEST:                                 FERODO AMERICA, INC.
                                          (52-1225489)


                                        /s/ James Zamoyski
                                        -------------------------------------
                                        Name: James Zamoyski
/s/ James D. Keller                     Title:_______________________________
------------------------------


ATTEST:                                 F-M UK HOLDING LIMITED
                                          (98-0188349)


                                        /s/ David A. Bozynski
                                        -------------------------------------
                                        Name: David A. Bozynski
/s/ James D. Keller                     Title: Director
------------------------------


ATTEST:

                                        /s/ James Zamoyski
                                        -------------------------------------
                                        Name: James Zamoyski
/s/ James D. Keller                     Title: Director
------------------------------

                                    FEDERAL-MOGUL CORPORATION
                                       (38-0533580)
                                    CARTER AUTOMOTIVE COMPANY, INC.
                                       (43-1374271)
                                    FEDERAL-MOGUL AVIATION, INC.
                                       (76-0554121)
                                    FEDERAL-MOGUL DUTCH HOLDINGS INC.
                                       (38-3399272)
                                    FEDERAL-MOGUL GLOBAL INC.
                                       (38-3399269)
                                    FEDERAL-MOGUL IGNITION COMPANY
                                       (34-4203131)
                                    FEDERAL-MOGUL PRODUCTS, INC.
                                       (43-1130207)
                                    FEDERAL-MOGUL U.K. HOLDINGS INC.
                                       (38-3399273)
                                    FEDERAL-MOGUL VENTURE CORPORATION
                                       (38-2938561)
                                    FEDERAL-MOGUL WORLD WIDE, INC.
                                       (38-3010848)
                                    FEDERAL-MOGUL GLOBAL PROPERTIES,
                                      INC. (38-3394578)
                                    FELT PRODUCTS MFG. CO.
                                       (38-3437889)
                                    AE GOETZE FB INC.
                                       (38-3301939)
                                    BRAKE ACQUISITION INC.
                                       (38-3270243)
                                    FEDERAL-MOGUL AFTERMARKET OF
                                    CANADA INC. (38-6066458)
                                    FEDERAL-MOGUL CAMSHAFTS, INC.
                                       (38-2437174)
                                    FEDERAL-MOGUL CAROLINA, INC.
                                       (75-2043967)
                                    FEDERAL-MOGUL ENGINEERED BEARINGS,
                                      INC. (34-1669750)
                                    FEDERAL-MOGUL FLOWERY BRANCH, L.L.C.
                                       (58-2244577)
                                    FEDERAL-MOGUL LAGRANGE, INC.
                                       (58-2139078)
                                    FEDERAL-MOGUL PISTON RINGS, INC.
                                       (38-2200604)
                                    FEDERAL-MOGUL POWERTRAIN, INC.
                                       (38-2719472)
                                    FEDERAL-MOGUL RPB, INC.
                                       (38-2964191)

                                        FEDERAL-MOGUL SEALING SYSTEMS, INC.
                                          (63-1052282)
                                        FEDERAL-MOGUL SINTERED PRODUCTS-
                                         WAUPUN, INC. (31-1580616)
                                        FEDERAL-MOGUL SINTERED PRODUCTS,
                                         INC. (54-1027445)
                                        FEDERAL-MOGUL SOUTH BEND, INC.
                                          (51-0291959)
                                        FEDERAL-MOGUL SYSTEMS PROTECTION
                                         GROUP, INC.
                                          (23-0402320)
                                        FEDERAL-MOGUL TECHNOLOGY, INC.
                                          (38-3228564)
                                        FERODO TECHNICAL CENTER INC.
                                          (38-3247493)
                                        MCCORD SEALING, INC.
                                          (63-1070618)
                                        T&N INDUSTRIES INC.
                                          (22-2183324)
ATTEST:                                 WEYBURN ACQUISITION CORPORATION
                                          (38-3309173)


                                        /s/ Scott Argersinger
                                        -------------------------------------
                                        Name: Scott Argersinger
/s/ Douglas H. Williams                 Title: Authorized Representative
------------------------------